SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                          July 22, 2002 (July 16, 2002)

                                 Telebyte, Inc.
             (Exact Name Of Registrant As Specified In Its Charter)

                         Commission file number: 0-11883

               Delaware                                     11-2510138
              (State of                                  (I.R.S. Employer
            Incorporation)                             Identification No.)

                                270 Pulaski Road
                               Greenlawn, NY 11740
                    (Address of Principal Executive Offices)

                                 (631) 423-3232
              (Registrant's telephone number, including area code)
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ITEM 4 - Changes to Registrant's Certifying Accountant

(a) (1) (i) The Audit Committee of the Board of Directors of Telebyte, Inc. (the" Registrant") annually reviews and appraises the audit efforts of the Registrant's independent auditors. As recommended by the Registrant's Audit Committee, on July 16, 2002, the Registrant's Board of Directors terminated the engagement of its independent public accountants, Grant Thornton LLP, and engaged Holtz Rubenstein & Co., LLP to serve as the Registrant's independent public accountants for its fiscal year ending December 31, 2002.

(ii) The report of Grant Thornton LLP for the Registrant's fiscal years ended December 31, 2000 and December 31, 2001 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

(iii) The decision to change the Registrant's independent public accountants was made by the Registrant's Board of Directors on July 15, 2002.

(iv) In connection with the audit for the Registrant's fiscal years ended December 31, 2000 and December 31, 2001 and through the date of this report, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

(2) Effective July 16, 2002, the Registrant engaged Holtz Rubenstein & Co., LLP to act as its independent public accountants. Holtz Rubenstein & Co., LLP will audit the Registrant's consolidated financial statements for the fiscal year ending December 31, 2002.

      During the Registrant's two most recent fiscal years and subsequent interim period prior to engaging Holtz Rubenstein & Co., LLP, neither the Registrant nor any person acting on its behalf consulted with Holtz Rubenstein & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement with the Registrant's prior accountant or a reportable event.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            (16) Letter from Grant Thornton LLP required by Item 304(a)(3) of Regulation S-B.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Telebyte, Inc.

                                       /s/ Michael Breneisen
                                       ------------------------------------
                                       Michael Breneisen
                                       President and Chief Financial Officer


Dated:  July 22, 2002


                                  Exhibit Index

      (16) Letter from Grant Thornton LLP required by Item 304(a)(3) of Regulation S-B.